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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  MAY 16, 2001
                                 Date of Report
                        (Date of earliest event reported)



                          MISSION RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                           000-09498                     76-0437769
(State or other jurisdiction         (Commission File Number)          (I.R.S. Employer
      of incorporation)                                             Identification No.)

                             1331 Lamar, Suite 1455
                              Houston, Texas 77010
          (Address of principal executive offices, including zip code)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)


                         Bellwether Exploration Company
                         (Former name or former address,
                          if changed since last report)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable to this filing.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 16, 2001, Bellwether Exploration Company (the "REGISTRANT") completed its merger (the "MERGER") with Bargo Energy Company ("BARGO") pursuant to the Agreement and Plan of Merger executed by the parties on January 24, 2001 (the "MERGER AGREEMENT"). The shareholders of the Registrant approved the Merger at an annual meeting held on May 16, 2001. Bargo's shareholders approved the merger by written consent. The purchase price, including assumed indebtedness, was approximately $220 million. The Registrant paid approximately $139 million, or $1.26 per share for Bargo's fully diluted common stock. The consideration per share of Bargo common stock consisted of $0.45 per share in cash and $0.81 per share in the Registrant's common stock. The purchase price was determined through arms' length negotiation between the parties.

         The Registrant relied upon borrowings under its credit facility with The Chase Manhattan Bank, as administrative agent on behalf of the lenders thereunder, to pay the cash portion of the Merger consideration.

         In connection with the Merger, the Registrant changed its name to Mission Resources Corporation and its NASDAQ ticker symbol to MSSN.

         A description of (i) the nature of any material relationship between Bargo and the Registrant or any of the Registrant's affiliates, directors or officers, or any associates of such directors and officers and (ii) Bargo's assets as well as the use the Registrant intends to make of those assets, is contained in the joint proxy statement/prospectus contained in the Registrant's Registration Statement on Form S-4 (File No. 333-54798), which is incorporated herein by reference.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable to this filing.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Not applicable to this filing.

ITEM 5.  OTHER EVENTS.

         Not applicable to this filing.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable to this filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Audited Financial Statements of Bargo Energy Company

                  The Financial Statements of Bargo Energy Company contained in the Registrant's Registration Statement on Form S-4 (File No. 333-54798) are incorporated herein by reference.

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         Unaudited Interim Financial Statements of Bargo Energy Company

                  Consolidated Balance Sheet as of March 31, 2001; Consolidated Statements of Operations and Cash Flows for the three months ended March 31, 2001 and 2000; and Notes to Consolidated Financial Statements (Incorporated by reference to Bargo Exploration Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2001)

(b)    PRO FORMA FINANCIAL INFORMATION.

                  The Unaudited Pro Forma Condensed Combined Financial Statements of Mission Resources Corporation contained in the Registrant's Registration Statement on Form S-4 (File No. 333-54798) are incorporated herein by reference.

(c)    EXHIBITS.

    EXHIBIT
    NUMBER                           TITLE OF DOCUMENT
    --------                         -----------------
     2.1          Agreement and Plan of Merger between Bellwether Exploration
                  Company and Bargo Energy Company dated as of January 24, 2001
                  (incorporated by reference to Annex A to the joint proxy
                  statement/prospectus contained in the Registrant's
                  Registration 2.1 Statement on Form S-4, File No. 333-54798)

     4.1          Letter of Transmittal for shareholders of Bargo Energy Company

    23.1          Consent of PricewaterhouseCoopers LLP

    23.2          Consent of Arthur Andersen LLP

    23.3          Consent of Netherland Sewell & Associates, Inc.

    23.4          Consent of T.J. Smith & Company, Inc.


ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable to this filing.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable to this filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MISSION RESOURCES CORPORATION


                                     By: /s/ Ann Kaesermann
                                        ----------------------------------------
Dated:  May 18, 2001                    Ann Kaesermann, Vice President - Chief
                                        Accounting Officer



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                                  EXHIBIT INDEX

    EXHIBIT
    NUMBER                           TITLE OF DOCUMENT
    --------                         -----------------
     2.1          Agreement and Plan of Merger between Bellwether Exploration
                  Company and Bargo Energy Company dated as of January 24, 2001
                  (incorporated by reference to Annex A to the joint proxy
                  statement/prospectus contained in the Registrant's
                  Registration 2.1 Statement on Form S-4, File No. 333-54798)

     4.1          Letter of Transmittal for shareholders of Bargo Energy Company

    23.1          Consent of PricewaterhouseCoopers LLP

    23.2          Consent of Arthur Andersen LLP

    23.3          Consent of Netherland Sewell & Associates, Inc.

    23.4          Consent of T.J. Smith & Company, Inc.



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